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                                                                    Exhibit 5



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EVERGREEN ULTRA ADVANTAGE PLUS              Nationwide Life Insurance Company
VARIABLE ANNUITY APPLICATION                P.O. Box 182008
                                            Columbus, Ohio  43218-2008
$1,000 MINIMUM INITIAL PAYMENT              1-800-240-5054

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OWNER
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   (Last Name, First Name, Middle Initial)

Owner                                                                           Social Security #
                                                                                Male             Female
Birthdate                                                                       Social Security #
Joint Spousal Owner                                                             Male             Female
Birthdate
Address


City                                        State             Zip
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ANNUITANT (IF DIFFERENT FROM OWNER)
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   (Last Name, First Name, Middle Initial)

Annuitant                                                                       Social Security #
Address                                                                         Male             Female
                                                                                Birthdate

City                                        State             Zip
Contingent Annuitant                                                            Social Security #
                                                                                Male             Female
Annuitization Date                                                              Birthdate
Annuitant's       Primary                                                            Relationship
Beneficiary:      Contingent                                                         Relationship
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ANNUITY PURCHASE PAYMENTS
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First Purchase Payment $ ___________________ submitted herewith. A copy of this application duly signed by the agent will constitute receipt for such amount. If this application is declined, there will be no liability on the part of the
Company, and any sums submitted with this application will be refunded.
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PURCHASE PAYMENT ALLOCATION (WHOLE PERCENTAGES ONLY)
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EVERGREEN VARIABLE TRUST                                ____ % Evergreen VA Small Cap Equity Income Fund
Evergreen VA Aggressive Growth Fund                     ____ % Evergreen VA Strategic Income Fund
____ % Evergreen VA Foundation Fund
____ % Evergreen VA Fund                                NATIONWIDE SEPARATE ACCT. TRUST
____ % Evergreen VA Global Leaders Fund                 ____ % Money Market Fund
____ % Evergreen VA Growth & Income Fund                NW LIFE INSURANCE COMPANY:
____ % Evergreen VA International Growth Fund           ____ % Fixed Account
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CONTRACT TYPE
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______ NON-QUALIFIED          ______ IRA       ______ ROTH-IRA  _______ SEP-IRA             _____ 401(a)      ______ 401(k)
______ 403(b)                 Deposit Year ____________        $ ____________________         Transfer $ __________________
                              Deposit Year ____________        $ ____________________         Rollover $ __________________
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REPLACEMENT INFORMATION
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Will the annuity applied for replace any existing insurance or annuity?         ________ Yes                _______ No
If yes, please explain.
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REMARKS
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SIGNATURES
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The Contract which will be issued upon receipt of this application provides a standard annuity payment option consisting of a Life Annuity with 120 guaranteed monthly payments unless otherwise indicated prior to annuitization.

I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this application shall be a part of my annuity contract issued by the Company. I UNDERSTAND THAT ANNUITY PAYMENTS AND SURRENDER VALUES, WHEN BASED UPON INVESTMENT EXPERIENCE OF SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED.
/ / Please send me a copy of the Statement of Additional Information to the prospectus.

Owner ________________________________________________________  Joint Owner  ______________________________________

Annuitant ____________________________________________________  Date ______________________________________________

Signed (City and State) ___________________________________________________________________________________________

Agent _______________________________________________________________________           Agent # ___________________
                                     (signature)
Agent _______________________________________________________________________
                                     (print name)

AGENT: Do you have any reason to believe the contract applied for is to replace existing annuities or insurance owned by the
Annuitant?     _____ Yes      _____ No If yes, please furnish company name and cost basis above.

APO-3382        White - Home Office     Yellow - Customer     Pink - Agency     Gold - Agent Copy       (AO) (8/98)   #540445
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